UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 13, 2024

Pennsylvania Real Estate Investment Trust

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	001-6300	23-6216339
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, Suite 1000 Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None*

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest, par value $1.00 per share	PRETQ	*
Series B Preferred Shares, par value $0.01 per share	PRETLQ	*
Series C Preferred Shares, par value $0.01 per share	PRETMQ	*
Series D Preferred Shares, par value $0.01 per share	PRETNQ	*

*	Pennsylvania Real Estate Investment Trust’s securities began trading exclusively on the over-the-counter market on December 16, 2022.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Restructuring Support Agreement Second Amendment

On March 13, 2024, Pennsylvania Real Estate Investment Trust and certain of its direct and indirect subsidiaries (collectively, the “Debtors”) entered into the Second Amendment to Restructuring Support Agreement (the “Second Amendment”), with creditors holding over 50.1% of the loans outstanding under the Debtors’ first lien credit agreement and over 50.1% of the loans outstanding under the Debtors’ second lien credit agreement (collectively, the “Amendment Consenting Lenders”). The Second Amendment amends that certain Restructuring Support Agreement, dated as of December 7, 2023, among the Debtors, the Amendment Consenting Lenders and the other creditors party thereto (the “RSA”), as amended by that certain First Amendment to Restructuring Support Agreement, dated February 15, 2024, among the Debtors and the Amendment Consenting Lenders, to replace the existing March 13, 2024 outside date and milestone for the effectiveness of the Debtors’ plan of reorganization with an outside date and milestone of April 15, 2024.

The description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K is incorporated herein by reference.

The extension was provided to allow the Debtors to complete memorialization of certain property level debt modifications prior to emerging from their chapter 11 cases.

Item 8.01	Other Events.

In connection with the entry into the Second Amendment, the original scheduled maturity date of the Senior Secured Super-Priority Debtor-In-Possession Credit Agreement (the “DIP Facility”) was similarly extended to April 15, 2024, by consent of the Amendment Consenting Lenders pursuant to the definition of the “Scheduled Maturity Date” in Article 1 of the DIP Facility, which allows for an extension of the original scheduled maturity date by up to ninety (90) days by a simple majority consent.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Second Amendment to Restructuring Support Agreement, dated as of March 13, 2024, by and among Pennsylvania Real Estate Investment Trust and certain of its direct and indirect subsidiaries, and the consenting lenders party thereto.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

Date: March 19, 2024	By:	/s/ Lisa M. Most
Lisa M. Most
Executive Vice President, Secretary and General Counsel